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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): SEPTEMBER 27, 2001



                                  GLIATECH INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                      0-20096                   34-1587242
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


         23420 COMMERCE PARK ROAD
         CLEVELAND, OHIO                                            44122
         (Address of Principal Executive Offices)                   (Zip Code)

         Registrant's telephone number, including area code:  (216) 831-3200



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ITEM 5.  OTHER EVENTS.

         On September 27, 2001, Gliatech Inc. issued a press release which is being filed herewith as Exhibit 99.1 and is incorporated herein by reference thereto.









ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits.

          Exhibit
           Number        Description
           ------        -----------

            99.1         Press Release, dated September 27, 2001










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLIATECH INC.


                                        By:  /s/ Thomas F. Barnish
                                            -----------------------------------
                                            Name:   Thomas F. Barnish
                                            Title:  Chief Financial Officer



Date: September 27, 2001




















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                                  EXHIBIT INDEX
                                  -------------

           Exhibit
           Number              Description
           ------              -----------

            99.1               Press Release, dated September 27, 2001